UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 August 28, 2006
                                 Date of Report
                        (Date of Earliest Event Reported)

                      NATIONAL HEALTHCARE TECHNOLOGY, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        Colorado                       0-28911                  91-1869677
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(State or other jurisdiction      (Commission File             (IRS Employer
      of incorporation)                 Number)              Identification No.)

                          1660 Union Street, Suite 200
                          San Diego, California 92101
                          ---------------------------
                    (Address of principal executive offices)

                                 (619) 398-8470
                                 --------------
                          Registrant's telephone number

                         21800 Oxnard Street, Suite 440
                            Woodland Hills, CA 91367
                            ------------------------
                         Former name and former address

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement
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Effective August 30, 2006, National Healthcare Technology,  Inc. (the "Company")
entered into a purchase and sale agreement to acquire 100% of Castle Oil and Gas LLC, a Denver based oil and gas company (www.castleoilandgas.com). Castle is unique and well positioned in the oil and gas industry through its capital reinvestment program. Castle's success formula is to utilize tax deferred 1031 into oil and gas projects. Castle is currently in the final stages of closing a lease in Hutchinson County, TX, which comprises over 5700 acres with 85 producing oil and gas wells. The current gross income from the field is in excess of $200,000 per month. The company is paying Two Million dollars for Castle payable in shares of the Company's free trading common stock valued at $2.00 per share. The transaction shall close on November 30, 2006, and is conditioned on the value of Castle on the day of closing being at or more than $2,000,000.00.

Item 7.01 Regulation FD Disclosure
----------------------------------

Effective August 28, 2006, the Company's board of directors approved the name change of the Company from National Healthcare Technology, Inc. to Brighton Oil Inc. and will recommend that the shareholders approve the same. The company had made a decision to this name change versa other possible names after a review of various trademark issues associated with other possible choices Item 9.01 Financial Statements and Exhibits. 10.15 Stock Purchase Agreement among National Healthcare Technology, Inc., and Castle Oil and Gas, LLC effective August 30, 2006, attached hereto. 99.1 News Release issued by National Healthcare Technology, Inc. on August 28, 2006. 99.2 News Release issued by National Healthcare Technology, Inc. on August 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Healthcare Technology, Inc.

By: /s/ Samvel Petrossian
    --------------------------------
    Samvel Petrossian,
    Chief Executive Officer

Date: September 15, 2006


Index to Exhibits

Exhibit No.                    Description of Document
-----------                    -----------------------


10.15 Stock Purchase Agreement among National Healthcare Technology, Inc., and Castle Oil and Gas, LLC effective August 30, 2006, attached hereto.
99.1 News Release issued by National Healthcare Technology, Inc. on August 28, 2006.
99.2 News Release issued by National Healthcare Technology, Inc. on August 30, 2006.



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